OPERATING LEASES	12 Months Ended
Dec. 31, 2012
OPERATING LEASES [Abstract]
OPERATING LEASES
11. OPERATING LEASES

Rental and service income

The minimum contractual future revenues to be received on time charters as of December 31, 2012, were as follows:

Year ending December 31, (in thousands of $)	Total
2013	302,034
2014	321,495
2015	315,823
2016	310,072
2017	306,967
2018 and later	985,765
Total	2,542,156	(1)
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(1)
This includes additional revenues relating to the amendment to the terms of the Golar Winter charter pursuant to modifications to the vessel. The amendment includes an increase in charter hire rates and an extension of the charter hire term by 5 years from 2019 to 2024 contingent upon the completion of the modification work to the Golar Winter expected in 2013. The amendment to the charter was effected in January 2012.

The contract for the vessels are time charters but the operating costs are borne by the charterers on a pass through basis for all the vessels except for the Golar Grand. The pass through of operating costs is reflected in the minimum lease revenues set out above.

PTNR has the right to purchase the NR Satu at any time after the first anniversary of the commencement date of its charter at a price that must be agreed upon between the Partnership and PTNR. The Partnership has assumed that this option will not be exercised. Accordingly, the minimum lease revenues set out above include revenues arising within the option period.

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2012 and 2011 were $1,555.7 million and $1,482.0 million; and $362.9 million and $318.1 million, respectively. For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs are reflected in both revenue and expenses.